Exhibit 99.1

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, Donald A. Williams, is the President and Chief Executive Officer of Westfield Financial, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report").

      By execution of this statement, I certify that:

            A)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.


May 12, 2003                           /s/ Donald A. Williams
------------------------               ------------------------------
Dated                                  Donald A. Williams

      A signed original of this written statement required by Section 906 has been provided to Westfield Financial, Inc. and will be retained by Westfield Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                               EXHIBIT 99.1

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, Michael J. Janosco, Jr., Chief Financial Officer of Westfield Financial, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report").

      By execution of this statement, I certify that:

            A)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.


May 12, 2003                           /s/ Michael J. Janosco, Jr.
------------------------               ------------------------------
Dated                                  Michael J. Janosco, Jr.

      A signed original of this written statement required by Section 906 has been provided to Westfield Financial, Inc. and will be retained by Westfield Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.